EXPLANATORY NOTE

The sole purpose of this filing is to file revised risk/return summary information for the Logan Circle Partners Core Plus Fund, Logan Circle Partners Multi-Sector Fixed Income Fund and Logan Circle Partners Select Growth Equity Fund in interactive data format.